UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07177

Name of Fund: BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value
Opportunities Series, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Mid
Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc., 55
East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 01/31/2011

Date of reporting period: 07/31/2010

Item 1 – Report to Stockholders

Semi-Annual Report (Unaudited)

BlackRock Mid Cap Value Opportunities Fund | of BlackRock Mid Cap Value Opportunities Series, Inc.

July 31, 2010

Not FDIC Insured • No Bank Guarantee • May Lose Value

2 BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Dear Shareholder

The global economy is continuing to slowly improve, with the United States and emerging markets leading the way; however global and US economic statistics show that the pace of economic growth has trailed off in recent months. Market volatility has remained elevated over the past several months as investors remain uncertain about the future direction of economic growth. The sovereign debt crisis in Europe, slowing growth in China and concerns over the possibility that the United States and other developed markets are heading for a double-dip recession have all acted to depress investor senti-
ment. It is our view that the recent soft patch of economic data is just that — a slowdown in the pace of recovery and not an indication that the economy is sliding back into recession. In the United States, we expect to see slightly slower economic growth over the next several quarters; however, true double-dip recessions are quite rare, and unless there is a major shock to the economy, we believe the recovery will continue.

Global equity markets have moved unevenly higher since bottoming out in early 2009 as investors were enticed by depressed valuations, improved corporate earnings, and their desire for higher yields. Several significant downturns, however, have occurred — primarily as a result of mixed economic data and concerns about the possibility of prolonged deflation (especially in Europe). As the period drew to a close, equity markets were staging a muted recovery. On a 12-month basis global equities were still showing positive returns thanks to improving corporate revenues and profits and a reasonably strong macro backdrop. From a geographic perspective, US equities have significantly outpaced their international counterparts over the past six and twelve months, as the domestic economic recovery has been more pronounced and credit-related issues have held European markets down. Within the United States, smaller cap stocks have outperformed large caps year-to-date.

In fixed income markets, yields have fluctuated significantly over the past year as economic data has been mixed. Over recent months, risk aversion and credit issues kept interest rates low and US Treasury yields have fallen significantly as investors favored “safe haven” assets. As the period drew to a close, higher-risk fixed income assets performed well due to strong earnings announcements and better-than-expected results on European bank stress tests.
Meanwhile, tax-exempt municipal bonds slightly outperformed US investment grade bonds on a 12-month basis, but underperformed year-to-date as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an
“extended period.”

Against this backdrop, the major market averages posted the following returns:
Total Returns as of July 31, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	3.61%	13.84%
US small cap equities (Russell 2000 Index)	8.79	18.43
International equities (MSCI Europe, Australasia, Far East Index)	(0.62)	6.26
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.06	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	7.67	8.34
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.85	8.91
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	4.06	9.15
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.72	23.69

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions are certainly better than they were a couple of years ago, global financial markets continue to face high volatility while questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the man-
agement of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of July 31, 2010

Portfolio Management Commentary

How did the Fund perform?

• For the six-month period ended July 31, 2010, the Fund outperformed its benchmark, the S&P MidCap 400 Value Index.

What factors influenced performance?

• Stock selection in the consumer discretionary, energy and materials sectors drove outperformance relative to benchmark for the period. In consumer discretionary, the Fund benefited from a position in specialty retailer Limited Brands, Inc., which gained ground as earnings exceeded expectations. Stock selection among energy equipment & services com-
panies boosted relative returns in the energy sector, with notable contri-
butions from Dresser-Rand Group, Inc. and Smith International, Inc. Oil &
gas exploration & production company Whiting Petroleum Corp. also con-
tributed to outperformance. The materials sector rebounded sharply dur-
ing the period in response to global demand and encouraging import figures from China. Key contributors to positive returns included iron ore producer Cliffs Natural Resources, Inc. and chemicals manufacturers
Airgas, Inc. and FMC Corp.

• Conversely, stock selection in the health care sector detracted from per-
formance primarily among pharmaceuticals, health care providers and services and health care equipment and supplies manufacturers. In particular, individual detractors included King Pharmaceuticals, Inc., which lost ground when a US Food and Drug Administration panel rejected its experimental painkiller, and Coventry Health Care, Inc., which fell on investor concerns about the potential impact of health care reform legislation.

Describe recent portfolio activity.

• During the six-month period, we increased exposure to financials, prima-
rily in the insurance and commercial banking industries, by establishing positions in Arthur J. Gallagher & Co., Protective Life Corp. and Marshall &
Ilsley Corp. among others. We also added to the Fund’s utilities exposure by adding water company Aqua America, Inc. and gas company UGI Corp.
In consumer discretionary, we added to household durables and automo-
bile-related stocks. In materials, we reduced exposure to chemical pro-
ducers, which included the sale of Airgas, and trimmed positions in metals & mining companies. In the information technology (IT) sector, we trimmed exposure to all semiconductor-related holdings.

Describe Fund positioning at period end.

• At the end of the period, the Fund was positioned for a slow growth environment with a bias toward historically cyclical sectors. Relative to its benchmark, the S&P MidCap 400 Value Index, the Fund was overweight in the IT, energy and consumer discretionary sectors, and underweight in industrials, financials, materials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
	Percent of		Percent of
	Long-Term		Long-Term
Ten Largest Holdings	Investments	Sector Allocation	Investments
Coventry Health Care, Inc.	2%	Financials	25%
Whiting Petroleum Corp.	2	Information Technology	14
Pharmaceutical Product Development, Inc.	2	Industrials	13
Health Net, Inc.	2	Consumer Discretionary	12
King Pharmaceuticals, Inc.	1	Utilities	10
Wisconsin Energy Corp.	1	Health Care	8
New York Community Bancorp, Inc.	1	Energy	7
Alliant Energy Corp.	1	Materials	6
Dresser-Rand Group, Inc.	1	Consumer Staples	4
Parker Hannifin Corp.	1	Telecommunication Services	1

For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4 BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, transaction costs and other operating expenses, including investment advisory fees, if any. Institutional
Shares do not have a sales charge.
2 The Fund normally invests at least 80% of its assets in equity securities of mid cap companies.
3 This unmanaged index measures the performance of the mid-capitalization value sector of the US equity market. It is a subset of the S&P
MidCap 400 Index and consists of those stocks in the S&P MidCap 400 Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400 Index.

Performance Summary for the Period Ended July 31, 2010
				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	8.64%	22.50%	N/A	2.73%	N/A	7.62%	N/A
Investor A	8.52	22.18	15.77%	2.39	1.29%	7.32	6.74%
Investor B	8.00	21.04	16.54	1.58	1.33	6.64	6.64
Investor C	7.88	20.83	19.83	1.45	1.45	6.38	6.38
Class R	8.38	21.73	N/A	2.05	N/A	7.05	N/A
S&P MidCap 400 Value Index	7.49	22.68	N/A	1.72	N/A	6.60	N/A

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

Expense Example
		Actual			Hypothetical[6]
	Beginning	Ending		Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Expense
	February 1, 2010	July 31, 2010	During the Period[5]	February 1, 2010	July 31, 2010	During the Period[5]	Ratio
Institutional	$1,000	$1,086.40	$ 5.12	$1,000	$1,019.89	$ 4.96	0.99%
Investor A	$1,000	$1,085.20	$ 6.72	$1,000	$1,018.35	$ 6.51	1.30%
Investor B	$1,000	$1,080.00	$11.76	$1,000	$1,013.49	$11.38	2.28%
Investor C	$1,000	$1,078.80	$11.96	$1,000	$1,013.30	$11.58	2.32%
Class R	$1,000	$1,083.80	$ 8.47	$1,000	$1,016.67	$ 8.20	1.64%

5 For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365
(to reflect the one-half year period shown).
6 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

About Fund Performance

• Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

• Investor A Shares incur a maximum initial sales charge (front-end load)
of 5.25% and a service fee of 0.25% per year (but no distribution fee).

• Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

• Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C
Shares are subject to a distribution fee of 0.75% and a service fee of
0.25% per year.

• Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R
Shares are available only to certain retirement plans. Prior to February
4, 2003, Class R Share performance results are those of Institutional
Shares (which have no distribution or service fees) restated to reflect
Class R Share fees.

Performance information reflects past performance and does not guaran-
tee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income avail-
able to be paid to shareholders. The Fund’s investment advisor waived a portion of its investment advisory fee. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on February 1, 2010 and held through July 31, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this
Fund and other funds, compare the 5% hypothetical example with the 5%
hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypotheti-
cal example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning differ-
ent funds. If these transactional expenses were included, shareholder expenses would have been higher.

6 BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Schedule of Investments July 31, 2010 (Unaudited)

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.4%
Alliant Techsystems, Inc. (a)	30,700	$ 2,061,812
Curtiss-Wright Corp.	70,500	2,135,445
		4,197,257
Airlines — 0.6%
Delta Air Lines, Inc. (a)	143,900	1,709,532
Auto Components — 0.4%
BorgWarner, Inc. (a)	27,100	1,188,606
Automobiles — 0.5%
Thor Industries, Inc.	53,100	1,478,304
Capital Markets — 0.3%
Jefferies Group, Inc., New Shares (b)	31,000	765,390
Chemicals — 1.9%
Cytec Industries, Inc.	46,600	2,326,272
FMC Corp.	43,100	2,693,319
Intrepid Potash, Inc. (a)(b)	26,200	634,040
		5,653,631
Commercial Banks — 6.3%
Associated Banc-Corp. (b)	157,900	2,145,861
BancorpSouth, Inc.	64,200	941,172
Bank of Hawaii Corp.	49,900	2,485,519
City National Corp.	19,600	1,110,732
Cullen/Frost Bankers, Inc.	41,700	2,302,257
FirstMerit Corp.	72,500	1,428,975
Marshall & Ilsley Corp.	171,377	1,204,780
Popular, Inc. (a)	149,366	428,681
Regions Financial Corp.	323,400	2,370,522
TCF Financial Corp.	141,000	2,233,440
Valley National Bancorp	150,175	2,179,039
		18,830,978
Communications Equipment — 1.6%
Brocade Communications Systems, Inc. (a)	385,100	1,906,245
JDS Uniphase Corp. (a)	134,900	1,463,665
Tellabs, Inc.	213,900	1,493,022
		4,862,932
Construction & Engineering — 1.6%
Foster Wheeler AG (a)	30,600	704,412
Jacobs Engineering Group, Inc. (a)	47,300	1,729,761
URS Corp. (a)	62,100	2,508,219
		4,942,392
Consumer Finance — 0.9%
Discover Financial Services, Inc.	165,200	2,522,604
Containers & Packaging — 2.1%
Bemis Co.	50,100	1,500,996
Owens-Illinois, Inc. (a)	47,400	1,310,610
Packaging Corp. of America	31,700	760,800
Sonoco Products Co.	78,800	2,576,760
		6,149,166
Distributors — 0.8%
Genuine Parts Co.	54,000	2,312,820
Diversified Consumer Services — 0.4%
Regis Corp.	73,000	1,111,790
Diversified Telecommunication Services — 1.2%
Qwest Communications International, Inc.	610,400	3,454,864

Common Stocks	Shares	Value
Electric Utilities — 2.1%
DPL, Inc.	70,800	$ 1,791,948
Hawaiian Electric Industries, Inc. (b)	71,400	1,681,470
Northeast Utilities, Inc.	96,400	2,683,776
		6,157,194
Electrical Equipment — 0.6%
Ametek, Inc.	44,000	1,947,880
Electronic Equipment, Instruments
& Components — 3.2%
Arrow Electronics, Inc. (a)	88,400	2,191,436
Avnet, Inc. (a)	115,100	2,894,765
Ingram Micro, Inc., Class A (a)	143,700	2,375,361
Molex, Inc. (b)	100,100	1,972,971
		9,434,533
Energy Equipment & Services — 2.5%
Dresser-Rand Group, Inc. (a)	94,700	3,523,787
Patterson-UTI Energy, Inc.	116,700	1,917,381
Superior Energy Services, Inc. (a)	95,000	2,165,050
		7,606,218
Food Products — 0.9%
The J.M. Smucker Co.	23,300	1,431,319
Smithfield Foods, Inc. (a)	92,200	1,313,850
		2,745,169
Gas Utilities — 2.2%
Nicor, Inc.	35,700	1,563,303
South Jersey Industries, Inc.	48,100	2,247,232
UGI Corp.	106,300	2,865,848
		6,676,383
Health Care Equipment & Supplies — 1.0%
Alere, Inc. (a)	54,500	1,533,085
Beckman Coulter, Inc.	23,400	1,072,422
Kinetic Concepts, Inc. (a)	9,400	333,794
		2,939,301
Health Care Providers & Services — 3.0%
Coventry Health Care, Inc. (a)	238,800	4,735,404
Health Net, Inc. (a)	184,500	4,344,975
		9,080,379
Hotels, Restaurants & Leisure — 0.1%
Burger King Holdings, Inc.	14,800	255,744
Household Durables — 1.7%
Jarden Corp.	64,900	1,878,855
Lennar Corp., Class A	103,100	1,522,787
MDC Holdings, Inc.	53,200	1,549,184
		4,950,826
Household Products — 2.3%
Church & Dwight Co., Inc.	26,600	1,762,782
Clorox Co.	41,700	2,705,496
Energizer Holdings, Inc. (a)	41,800	2,571,536
		7,039,814
IT Services — 1.5%
Amdocs Ltd. (a)	74,000	2,022,420
Convergys Corp. (a)	145,900	1,629,703
CoreLogic, Inc.	48,900	979,467
		4,631,590

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Schedule of Investments (continued)

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance — 8.3%
American Financial Group, Inc.	61,900	$ 1,824,193
Arch Capital Group Ltd. (a)	29,000	2,269,540
Arthur J. Gallagher & Co.	99,800	2,536,916
Brown & Brown, Inc.	66,000	1,321,320
Everest Re Group Ltd.	14,700	1,141,014
Fidelity National Title Group, Inc., Class A	76,500	1,129,905
First American Financial Corp.	65,200	961,700
HCC Insurance Holdings, Inc.	60,400	1,577,648
The Hanover Insurance Group, Inc.	50,200	2,200,266
Mercury General Corp.	39,400	1,699,322
PartnerRe Ltd.	8,500	615,145
ProAssurance Corp. (a)	38,500	2,291,135
Protective Life Corp.	84,500	1,900,405
Reinsurance Group of America, Inc.	7,600	364,648
W.R. Berkley Corp.	106,800	2,884,668
		24,717,825
Internet Software & Services — 1.1%
IAC/InterActiveCorp. (a)	135,500	3,387,500
Leisure Equipment & Products — 1.0%
Mattel, Inc.	138,600	2,932,776
Life Sciences Tools & Services — 2.0%
Affymetrix, Inc. (a)	323,600	1,582,404
Pharmaceutical Product Development, Inc.	181,400	4,400,764
		5,983,168
Machinery — 7.8%
AGCO Corp. (a)	86,300	2,999,788
Dover Corp.	67,700	3,247,569
Harsco Corp.	55,100	1,276,116
IDEX Corp.	62,700	2,017,059
Joy Global, Inc.	31,800	1,887,966
Kennametal, Inc.	47,600	1,303,764
Parker Hannifin Corp.	55,800	3,466,296
SPX Corp.	40,200	2,394,312
Terex Corp. (a)	85,600	1,689,744
Timken Co.	91,000	3,059,420
		23,342,034
Media — 1.0%
Harte-Hanks, Inc.	264,100	2,979,048
Metals & Mining — 1.7%
Carpenter Technology Corp.	53,500	1,869,825
Cliffs Natural Resources, Inc.	54,600	3,088,722
		4,958,547
Multi-Utilities — 4.6%
Alliant Energy Corp.	102,122	3,529,336
MDU Resources Group, Inc.	65,500	1,293,625
NSTAR (b)	50,700	1,884,012
OGE Energy Corp.	41,500	1,645,060
Vectren Corp.	55,000	1,362,350
Wisconsin Energy Corp.	72,300	3,924,444
		13,638,827
Multiline Retail — 0.6%
JCPenney Co., Inc.	71,900	1,770,897
Oil, Gas & Consumable Fuels — 4.4%
Arch Coal, Inc.	51,600	1,222,404
Cabot Oil & Gas Corp., Class A	36,500	1,112,155
Frontier Oil Corp.	62,300	765,667
Oasis Petroleum, Inc. (a)	115,900	1,993,480

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Petrohawk Energy Corp. (a)	76,200	$ 1,201,674
SM Energy Co.	57,400	2,377,508
Whiting Petroleum Corp. (a)	51,400	4,523,714
		13,196,602
Personal Products — 0.3%
Alberto-Culver Co.	35,100	1,027,377
Pharmaceuticals — 2.0%
Forest Laboratories, Inc. (a)	72,400	2,009,100
King Pharmaceuticals, Inc. (a)	472,400	4,138,224
		6,147,324
Real Estate Investment Trusts (REITs) — 6.4%
AMB Property Corp.	109,600	2,735,616
American Campus Communities, Inc.	57,000	1,650,150
BioMed Realty Trust, Inc.	103,900	1,874,356
Camden Property Trust	27,300	1,242,696
CommonWealth REIT	86,775	2,251,811
Corporate Office Properties Trust	35,300	1,323,750
Essex Property Trust, Inc.	17,600	1,849,936
Federal Realty Investment Trust	26,000	2,032,940
Highwoods Properties, Inc.	26,500	829,715
The Macerich Co. (b)	72,912	3,022,213
Plum Creek Timber Co., Inc.	8,500	304,980
		19,118,163
Real Estate Management & Development — 0.4%
Jones Lang LaSalle, Inc.	15,900	1,231,614
Semiconductors & Semiconductor Equipment — 2.2%
Intersil Corp., Class A	145,100	1,648,336
KLA-Tencor Corp.	62,300	1,973,041
Microchip Technology, Inc. (b)	53,500	1,629,075
RF Micro Devices, Inc. (a)	351,700	1,466,589
		6,717,041
Software — 3.5%
CA, Inc.	124,100	2,427,396
Electronic Arts, Inc. (a)	128,900	2,053,377
Novell, Inc. (a)	234,900	1,418,796
Synopsys, Inc. (a)	86,600	1,891,344
TIBCO Software, Inc. (a)	198,700	2,694,372
		10,485,285
Specialty Retail — 3.8%
Foot Locker, Inc.	196,057	2,664,414
The Gap, Inc.	84,900	1,537,539
Limited Brands, Inc.	104,800	2,687,072
RadioShack Corp.	70,300	1,514,262
Urban Outfitters, Inc. (a)	95,800	3,080,928
		11,484,215
Textiles, Apparel & Luxury Goods — 1.6%
Phillips-Van Heusen Corp.	37,900	1,966,631
VF Corp.	35,600	2,824,148
		4,790,779
Thrifts & Mortgage Finance — 2.0%
First Niagara Financial Group, Inc.	188,600	2,529,126
New York Community Bancorp, Inc. (b)	206,200	3,559,012
		6,088,138
Water Utilities — 1.0%
Aqua America, Inc. (b)	151,800	2,958,582
Total Long-Term Investments
(Cost – $244,290,758) – 96.8%		289,601,039

See Notes to Financial Statements.

8 BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Schedule of Investments (concluded) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.21% (c)(d)	8,387,047	$ 8,387,047
	Beneficial
	Interest
	(000)
BlackRock Liquidity Series, LLC Money Market Series,
0.34% (c)(d)(e)	$15,403	15,402,550
Total Short-Term Securities
(Cost – $23,789,597) — 8.0%		23,789,597
Total Investments
(Cost – $268,080,355*) — 104.8%		313,390,636
Liabilities in Excess of Other Assets — (4.8)%		(14,216,618)
Net Assets – 100.0%		$ 299,174,018

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 273,086,776
Gross unrealized appreciation	$ 49,003,820
Gross unrealized depreciation	(8,699,960)
Net unrealized appreciation	$ 40,303,860

(a) Non-income producing security.
(b) Security, or a portion of security, is on loan.
(c) Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares/	Shares/	Shares/	Shares/
	Beneficial	Beneficial	Beneficial	Beneficial
	Interest at	Interest at	Interest at	Interest at	Value at	Realized
Affiliate	January 31, 2010	Purchased	Sold	July 31, 2010	July 31, 2010	Gain	Income
BlackRock Liquidity Funds,
TempFund, Institutional Class	9,914,420	—	(1,527,373)[1]	8,387,047	$ 8,387,047	—	$ 4,473
BlackRock Liquidity Series,
LLC Money Market Series	$ 31,550,050	—	$(16,147,500)[1]	$ 15,402,550	$ 15,402,550	—	$ 11,124
iShares Dow Jones US Real
Estate Index Fund	25,900	—	(25,900)	—	—	$ 185,612	—

1 Represents net sale cost.

(d) Represents the current yield as of report date.
(e) Security was purchased with the cash collateral from loaned securities.
• For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for iden-
tical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund's own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For infor-
mation about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to
Financial Statements.
The following table summarizes the inputs used as of July 31, 2010 in determining the fair valuation of the Fund's investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments[1]	$289,601,039	—	—	$289,601,039
Short-Term
Securities	8,387,047 $	15,402,550	—	23,789,597
Total	$297,988,086 $	15,402,550	—	$313,390,636

1 See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Statement of Assets and Liabilities
July 31, 2010 (Unaudited)
Assets
Investments at value — unaffiliated (including securities loaned of $14,939,903) (cost — $244,290,758)	$ 289,601,039
Investments at value — affiliated (cost — $23,789,597)	23,789,597
Investments sold receivable	3,464,745
Capital shares sold receivable	401,704
Dividends receivable	191,016
Securities lending income receivable — affiliated	2,787
Prepaid expenses	18,594
Total assets	317,469,482
Liabilities
Collateral on securities loaned at value	15,402,550
Capital shares redeemed payable	1,649,410
Investments purchased payable	714,240
Investment advisory fees payable	154,750
Service and distribution fees payable	104,515
Other affiliates payable	1,940
Officer's and Directors' fees payable	156
Other accrued expenses payable	267,903
Total liabilities	18,295,464
Net Assets	$ 299,174,018
Net Assets Consist of
Paid-in capital	$ 357,392,743
Undistributed net investment income	411,423
Accumulated net realized loss	(103,940,429)
Net unrealized appreciation/depreciation	45,310,281
Net Assets	$ 299,174,018
Net Asset Value
Institutional — Based on net assets of $58,334,022 and 4,104,458 shares outstanding, 20 million shares authorized, $0.10 par value	$ 14.21
Investor A — Based on net assets of $114,287,233 and 8,236,703 shares outstanding, 40 million shares authorized, $0.10 par value	$ 13.88
Investor B — Based on net assets of $8,435,001 and 657,546 shares outstanding, 40 million shares authorized, $0.10 par value	$ 12.83
Investor C — Based on net assets of $58,409,176 and 4,639,051 shares outstanding, 40 million shares authorized, $0.10 par value	$ 12.59
Class R — Based on net assets of $59,708,586 and 4,616,046 shares outstanding, 40 million shares authorized, $0.10 par value	$ 12.94

See Notes to Financial Statements.

10 BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Statement of Operations
Six Months Ended July 31, 2010 (Unaudited)
Investment Income
Dividends — unaffiliated	$ 2,736,570
Securities lending — affiliated	11,124
Dividends — affiliated	4,473
Total income	2,752,167
Expenses
Investment advisory	995,640
Service — Investor A	142,831
Service and distribution — Investor B	52,738
Service and distribution — Investor C	303,512
Service and distribution — Class R	143,566
Transfer agent — Institutional	59,360
Transfer agent — Investor A	141,631
Transfer agent — Investor B	25,145
Transfer agent — Investor C	155,822
Transfer agent — Class R	97,515
Accounting services	67,010
Professional	49,712
Printing	38,362
Registration	34,099
Custodian	19,829
Officer and Directors	12,223
Miscellaneous	16,610
Total expenses	2,355,605
Less fees waived by advisor	(2,387)
Total expenses after fees waived	2,353,218
Net investment income	398,949
Realized and Unrealized Gain
Net realized gain from:
Investments — unaffiliated	8,675,674
Investments — affiliated	185,612
8,861,286
Net change in unrealized appreciation/depreciation on investments	13,668,287
Total realized and unrealized gain	22,529,573
Net Increase in Net Assets Resulting from Operations	$ 22,928,522

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Statements of Changes in Net Assets
	Six Months
	Ended	Year Ended
	July 31, 2010	January 31,
Increase (Decrease) in Net Assets:	(Unaudited)	2010
Operations
Net investment income (loss)	$ 398,949	$ (275,812)
Net realized gain (loss)	8,861,286	(10,040,996)
Net change in unrealized appreciation/depreciation	13,668,287	92,957,110
Net increase in net assets resulting from operations	22,928,522	82,640,302
Dividends to Shareholders From
Net investment income:
Institutional	—	(435,001)
Investor A	—	(276,392)
Class R	—	(4,030)
Decrease in net assets resulting from dividends to shareholders	—	(715,423)
Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(5,619,527)	(12,302,022)
Net Assets
Total increase in net assets	17,308,995	69,622,857
Beginning of period	281,865,023	212,242,166
End of period	$ 299,174,018	$ 281,865,023
Undistributed net investment income	$ 411,423	$ 12,474

See Notes to Financial Statements.

12 BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Financial Highlights
			Institutional
	Six Months
	Ended
	July 31, 2010		Year Ended January 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 13.08	$ 9.37	$ 14.80	$ 18.79	$ 19.89	$ 19.58
Net investment income[1]	0.06	0.06	0.11	0.05	0.05	0.07
Net realized and unrealized gain (loss)	1.07	3.73	(5.42)	(0.81)	1.79	4.34
Net increase (decrease) from investment operations	1.13	3.79	(5.31)	(0.76)	1.84	4.41
Dividends and distributions from:
Net investment income	—	(0.08)	—	—	—	—
Net realized gain	—	—	(0.12)	(3.23)	(2.94)	(4.10)
Total dividends and distributions	—	(0.08)	(0.12)	(3.23)	(2.94)	(4.10)
Net asset value, end of period	$ 14.21	$ 13.08	$ 9.37	$ 14.80	$ 18.79	$ 19.89
Total Investment Return[2]
Based on net asset value	8.64%[3]	40.63%[4]	(36.16)%	(5.36)%	10.09%	23.90%
Ratios to Average Net Assets
Total expenses	0.99%[5]	1.04%	0.98%	0.93%	1.01%	1.01%
Total expenses after fees waived	0.99%[5]	1.04%	0.98%	0.93%	1.01%	1.01%
Net investment income	0.81%[5]	0.53%	0.84%	0.29%	0.28%	0.34%
Supplemental Data
Net assets, end of period (000)	$ 58,334	$ 60,549	$ 46,590	$ 78,988	$ 105,207	$ 114,921
Portfolio turnover	25%	106%	154%	148%	99%	110%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Includes proceeds received from a settlement of litigation, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 40.20%.
5 Annualized.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Financial Highlights (continued)
			Investor A
	Six Months
	Ended
	July 31, 2010		Year Ended January 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 12.79	$ 9.16	$ 14.52	$ 18.49	$ 19.63	$ 19.33
Net investment income (loss)[1]	0.03	0.02	0.06	(0.00)[2]	0.00[3]	0.03
Net realized and unrealized gain (loss)	1.06	3.65	(5.30)	(0.79)	1.76	4.28
Net increase (decrease) from investment operations	1.09	3.67	(5.24)	(0.79)	1.76	4.31
Dividends and distributions from:
Net investment income	—	(0.04)	—	—	—	—
Net realized gain	—	—	(0.12)	(3.18)	(2.90)	(4.01)
Total dividends and distributions	—	(0.04)	(0.12)	(3.18)	(2.90)	(4.01)
Net asset value, end of period	$ 13.88	$ 12.79	$ 9.16	$ 14.52	$ 18.49	$ 19.63
Total Investment Return[4]
Based on net asset value	8.52%[5]	40.10%[6]	(36.39)%	(5.64)%	9.76%	23.66%
Ratios to Average Net Assets
Total expenses	1.30%[7]	1.42%	1.36%	1.24%	1.26%	1.26%
Total expenses after fees waived	1.30%[7]	1.42%	1.36%	1.24%	1.26%	1.26%
Net investment income (loss)	0.49%[7]	0.17%	0.46%	(0.02)%	0.00%[8]	0.13%
Supplemental Data
Net assets, end of period (000)	$ 114,287	$ 101,184	$ 64,948	$ 110,362	$ 121,065	$ 98,343
Portfolio turnover	25%	106%	154%	148%	99%	110%

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Amount is less than $0.01 per share.
4 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Includes proceeds received from a settlement of litigation, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 39.66%.
7 Annualized.
8 Amount is less than 0.01%.

See Notes to Financial Statements.

14 BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Financial Highlights (continued)
			Investor B
	Six Months
	Ended
	July 31, 2010		Year Ended January 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 11.88	$ 8.55	$ 13.66	$ 17.54	$ 18.73	$ 18.43
Net investment loss[1]	(0.03)	(0.08)	(0.04)	(0.14)	(0.14)	(0.13)
Net realized and unrealized gain (loss)	0.98	3.41	(4.96)	(0.74)	1.67	4.09
Net increase (decrease) from investment operations	0.95	3.33	(5.00)	(0.88)	1.53	3.96
Distributions from net realized gain	—	—	(0.11)	(3.00)	(2.72)	(3.66)
Net asset value, end of period	$ 12.83	$ 11.88	$ 8.55	$ 13.66	$ 17.54	$ 18.73
Total Investment Return[2]
Based on net asset value	8.00%[3]	38.95%[4]	(36.91)%	(6.38)%	8.94%	22.69%
Ratios to Average Net Assets
Total expenses	2.28%[5]	2.26%	2.12%	2.04%	2.03%	2.04%
Total expenses after fees waived	2.28%[5]	2.26%	2.12%	2.04%	2.03%	2.04%
Net investment loss	(0.43)%[5]	(0.77)%	(0.34)%	(0.83)%	(0.75)%	(0.67)%
Supplemental Data
Net assets, end of period (000)	$ 8,435	$ 12,708	$ 20,131	$ 46,499	$ 78,174	$ 112,073
Portfolio turnover	25%	106%	154%	148%	99%	110%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Includes proceeds received from a settlement of litigation, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 38.60%.
5 Annualized.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Financial Highlights (continued)
			Investor C
	Six Months
	Ended
	July 31, 2010		Year Ended January 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 11.67	$ 8.41	$ 13.47	$ 17.36	$ 18.61	$ 18.39
Net investment loss[1]	(0.03)	(0.09)	(0.06)	(0.16)	(0.14)	(0.13)
Net realized and unrealized gain (loss)	0.95	3.35	(4.90)	(0.72)	1.65	4.07
Net increase (decrease) from investment operations	0.92	3.26	(4.96)	(0.88)	1.51	3.94
Distributions from net realized gain	—	—	(0.10)	(3.01)	(2.76)	(3.72)
Net asset value, end of period	$ 12.59	$ 11.67	$ 8.41	$ 13.47	$ 17.36	$ 18.61
Total Investment Return[2]
Based on net asset value	7.88%[3]	38.76%[4]	(37.06)%	(6.50)%	8.90%	22.65%
Ratios to Average Net Assets
Total expenses	2.32%[5]	2.48%	2.35%	2.15%	2.04%	2.05%
Total expenses after fees waived	2.32%[5]	2.47%	2.35%	2.15%	2.04%	2.05%
Net investment loss	(0.52)%[5]	(0.92)%	(0.54)%	(0.93)%	(0.78)%	(0.67)%
Supplemental Data
Net assets, end of period (000)	$ 58,409	$ 57,113	$ 47,034	$ 85,547	$ 111,084	$ 103,468
Portfolio turnover	25%	106%	154%	148%	99%	110%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Includes proceeds received from a settlement of litigation, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 38.29%.
5 Annualized.

See Notes to Financial Statements.

16 BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Financial Highlights (concluded)
				Class R
	Six Months
	Ended
	July 31, 2010		Year Ended January 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 11.94	$ 8.56	$ 13.63	$ 17.58	$ 18.81	$ 18.71
Net investment income (loss)[1]	0.01	(0.02)	0.01	(0.07)	(0.05)	(0.02)
Net realized and unrealized gain (loss)	0.99	3.40	(4.97)	(0.74)	1.69	4.11
Net increase (decrease) from investment operations	1.00	3.38	(4.96)	(0.81)	1.64	4.09
Dividends and distributions from:
Net investment income	—	(0.00)[2]	—	—	—	—
Net realized gain	—	—	(0.11)	(3.14)	(2.87)	(3.99)
Total dividends and distributions	—	(0.00)	(0.11)	(3.14)	(2.87)	(3.99)
Net asset value, end of period	$ 12.94	$ 11.94	$ 8.56	$ 13.63	$ 17.58	$ 18.81
Total Investment Return[3]
Based on net asset value	8.38%[4]	39.50%[5]	(36.66)%	(6.02)%	9.55%	23.26%
Ratios to Average Net Assets
Total expenses	1.64%[6]	1.81%	1.78%	1.64%	1.51%	1.51%
Total expenses after fees waived	1.64%[6]	1.80%	1.78%	1.64%	1.51%	1.51%
Net investment income (loss)	0.14%[6]	(0.22)%	0.07%	(0.39)%	(0.28)%	(0.11)%
Supplemental Data
Net assets, end of period (000)	$ 59,709	$ 50,310	$ 33,540	$ 49,550	$ 32,476	$ 17,981
Portfolio turnover	25%	106%	154%	148%	99%	110%

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Where applicable, total investment returns include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Includes proceeds received from a settlement of litigation, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 39.15%.
6 Annualized.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Mid Cap Value Opportunities Fund (the “Fund”) of BlackRock
Mid Cap Value Opportunities Series, Inc. (the “Series”) is registered under the Investment Company Act of 1940, as amended (the “1940
Act”), as a diversified, open-end management investment company.
The Fund is organized as a Maryland corporation. The Fund's financial statements are prepared in conformity with accounting principles gener-
ally accepted in the United States of America ("US GAAP"), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor
A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B,
Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures
(except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the "Board"). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recog-
nized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day.
Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC
Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consis-
tent with maintaining liquidity and preserving capital. Although the
Money Market Series is not registered under the 1940 Act, its invest-
ments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and
Exchange Commission (“SEC”) under the 1940 Act. The Fund may with-
draw up to 25% of its investment daily, although the manager of the
Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflect-
ing fair value (“Fair Value Assets”). When determining the price for Fair
Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is deter-
mined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents

18 BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Notes to Financial Statements (continued)

the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
In the event that the borrower defaults on its obligation to return bor-
rowed securities because of insolvency or for any other reason, the
Fund could experience delays and costs in gaining access to the collat-
eral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regu-
lated investment companies and to distribute substantially all of its tax-
able income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Fund's US federal tax returns remains open for each of the four years ended January 31, 2010. The statutes of limitations on the
Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax posi-
tions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrange-
ment with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America
Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Series, on behalf of the Fund, entered into an Investment Advisory
Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund's investment advisor, an indirect, wholly owned subsidiary of BlackRock,

to provide investment advisory and administration services. The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate 0.65% of the Fund's average daily net assets.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds; how-
ever, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock
Investment Management, LLC (“BIM”), an affiliate of the Manager.
The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended July 31, 2010, the Fund reimbursed the
Manager $2,941 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Series, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (”BRIL“), an affili-
ate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing serv-
ice and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-
dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended July 31, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the
Fund's Investor A Shares, which totaled $3,371.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Notes to Financial Statements (continued)

For the six months ended July 31, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and Investor C Shares.

Investor B	$ 3,392
Investor C	$ 586

Furthermore, affiliates received contingent deferred sales charges of $3 relating to transactions subject to front-end sales charge waivers on
Investor A Shares.

PNC Global Investment Servicing (U.S.) Inc. ("PNCGIS"), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Effective July 1, 2010,
PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Manager. At the close of the sale,
PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc.
Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of share-
holder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-
money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the six months ended July 31, 2010, the Fund paid $804 in return for these services which is included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of
Fund shares. For the six months ended July 31, 2010, the Fund reim-
bursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations.

Institutional	$ 242
Investor A	$ 1,435
Investor B	$ 234
Investor C	$ 781
Class R	$ 345

The Fund received an exemptive order from the SEC permitting, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the
Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respec-
tively. The cash collateral invested by BIM is disclosed in the Schedule of
Investments. The share of income earned by the Fund on such invest-
ments is shown as securities lending — affiliated in the Statement of
Operations. For the six months ended July 31, 2010, BIM received
$2,692 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for com-
pensation paid to the Fund's Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended July 31, 2010, were $75,563,330 and
$74,306,701 respectively.

4. Borrowings:

The Series, on behalf of the Fund, along with certain other funds man-
aged by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November
2010. The Fund may borrow under the credit agreement to fund share-
holder redemptions. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount which was allocated to the
Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscella-
neous in the Statement of Operations, and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the
Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the six months ended
July 31, 2010.

5. Capital Loss Carryforward:

As of January 31, 2010, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated
expiration dates:

Expires January 31,
2017	$ 32,503,018
2018	75,279,802
Total	$ 107,782,820

20 BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Notes to Financial Statements (continued)

6. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the mar-
ket (market risk) or failure of the issuer of a security to meet all its obli-
gations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund's exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund's Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the finan-
cials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:
Transactions in capital shares for each class were as follows:
	Six Months Ended		Year Ended
	July	31, 2010	January 31, 2010
	Shares	Amount	Shares	Amount
Institutional
Shares sold	380,731	$ 5,433,176	1,197,992	$ 13,095,393
Shares issued to shareholders in reinvestment
of dividends	—	—	36,094	413,997
Total issued	380,731	5,433,176	1,234,086	13,509,390
Shares redeemed	(904,790)	(12,629,500)	(1,579,573)	(18,355,938)
Net decrease	(524,059)	$ (7,196,324)	(345,487)	$ (4,846,548)
Investor A
Shares sold and automatic conversion of shares	1,526,652	$ 21,548,310	2,903,260	$ 32,744,277
Shares issued to shareholders in reinvestment
of dividends	—	—	23,192	260,446
Total issued	1,526,652	21,548,310	2,926,452	33,004,723
Shares redeemed	(1,200,549)	(16,710,205)	(2,108,416)	(23,160,451)
Net increase	326,103	$ 4,838,105	818,036	$ 9,844,272
Investor B
Shares sold	32,619	$ 430,058	109,186	$ 1,065,664
Shares redeemed and automatic conversion of shares	(444,588)	(5,787,535)	(1,394,821)	(14,518,074)
Net decrease	(411,969)	$ (5,357,477)	(1,285,635)	$ (13,452,410)
Investor C
Shares sold	422,994	$ 5,439,003	845,202	$ 8,557,135
Shares redeemed	(679,785)	(8,607,167)	(1,540,665)	(15,444,453)
Net decrease	(256,791)	$ (3,168,164)	(695,463)	$ (6,887,318)

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Notes to Financial Statements (concluded)
	Six Months Ended		Year Ended
	July 31, 2010		January 31, 2010
	Shares	Amount	Shares	Amount
Class R
Shares sold	1,154,095	$ 15,060,508	2,024,704	$ 20,891,203
Shares issued to shareholders in reinvestment
of dividends	—	—	383	4,030
Total issued	1,154,095	15,060,508	2,025,087	20,895,233
Shares redeemed	(750,039)	(9,796,175)	(1,732,823)	(17,855,251)
Net increase	404,056	$ 5,264,333	292,264	$ 3,039,982

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the
Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22 BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Mid Cap Value
Opportunities Fund (the “Fund”), a series of BlackRock Mid Cap Value
Opportunities Series, Inc. (the “Corporation”), met on April 13, 2010 and
May 11 – 12, 2010 to consider the approval of the Corporation’s invest-
ment advisory agreement (the “Advisory Agreement”), on behalf of the
Fund, with BlackRock Advisors, LLC (the “Manager”), the Fund’s invest-
ment advisor. The Board also considered the approval of the sub-advi-
sory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory
Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, eleven of whom are not
“interested persons” of the Corporation as defined in the Investment
Company Act of 1940, as amended (the “1940 Act”) (the “Independent
Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Inde-
pendent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five stand-
ing committees: an Audit Committee, a Governance and Nominating
Committee, a Compliance Committee, a Performance Oversight
Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight
Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board
Members. The Board also has one ad hoc committee, the Joint Product
Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the contin-
uation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of
BlackRock and its affiliates, including investment management, admin-
istrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the
Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-
year periods, as applicable, against peer funds, and applicable bench-
marks, if any, as well as senior management’s and portfolio managers’
analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to
BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting;
(c) Fund operating expenses; (d) the resources devoted to and compli-
ance reports relating to the Fund’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and com-
pliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls;
(h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution qual-
ity of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on
BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 13, 2010 meeting, the Board requested and received materials specifically relating to the Agreements.
The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meet-
ing included (a) information independently compiled and prepared by
Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the prof-
itability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders;
(c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the
Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 13, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 13, 2010 meeting, the
Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 11 – 12, 2010 Board meeting.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on May 11 – 12, 2010, the Board, includ-
ing the Independent Board Members, unanimously approved the cont-
inuation of the Advisory Agreement between the Manager and the
Corporation, on behalf of the Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2011. In approving the contin-
uation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale;
and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valua-
tion and pricing of Fund portfolio holdings, direct and indirect benefits to
BlackRock and its affiliates and significant shareholders from their rela-
tionship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board
Member may have attributed different weights to the various
items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the
Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the perform-
ance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing
Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the
Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities,
BlackRock’s use of technology, BlackRock’s commitment to compliance,
BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capa-
bilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The
Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and
BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the
Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services,
BlackRock and its affiliates provide the Fund with other services, includ-
ing (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii)
assisting with daily accounting and pricing; (iii) overseeing and coordi-
nating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) pro-
viding legal and compliance support; and (vi) performing other adminis-
trative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center serv-
ices. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and con-
sidered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board,
including the Independent Board Members, also reviewed and consid-
ered the performance history of the Fund. In preparation for the April 13,
2010 meeting, the Board was provided with reports, independently pre-
pared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed vari-
ous factors that affect Lipper’s rankings. In connection with its review, the
Board received and reviewed information regarding the investment per-
formance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable
Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Fund ranked in the second, first and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

C. Consideration of the Advisory Fees and the Cost of the Services and
Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Fund: The Board, including the Independent Board
Members, reviewed the Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other

24 BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed
institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it pro-
vided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by
BlackRock for services provided to the Fund. The Board reviewed
BlackRock’s profitability with respect to the Fund and other funds the
Board currently oversees for the year ended December 31, 2009 com-
pared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and method-
ology of allocating expenses in the profitability analysis, noting the inher-
ent limitations in allocating costs among various advisory products. The
Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line prof-
itability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for lead-
ing investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the manage-
ment of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality invest-
ment management personnel to perform its obligations under the
Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the
Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and signifi-
cant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant sharehold-
ers as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a num-
ber of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds
(“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund market-
place, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the
Manager and the Corporation, on behalf of the Fund, for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the
Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2011. As part of its approval, the Board consid-
ered the discussions of BlackRock’s fee structure, as it applies to the
Fund, being conducted by the ad hoc Joint Product Pricing Committee.
Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satis-
fied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a deci-
sion to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent
Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board
Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and
BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’
conclusions may be based in part on their consideration of these arrangements in prior years.

26 BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Officers and Directors

Robert M. Hernandez, Chairman of the Board, Director and Member
of the Audit Committee
Fred G. Weiss, Vice Chairman of the Board, Chairman of
the Audit Committee and Director
James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Richard S. Davis, Director
Honorable Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
John F. O’Brien, Director
Roberta Cooper Ramo, Director
David H. Walsh, Director
Richard R. West, Director and Member of the Audit Committee
Anne Ackerley, President and Chief Executive Officer
Jeffrey Holland, Vice President
Brendan Kyne, Vice President
Brian Schmidt, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer
Howard Surloff, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Plainsboro, NJ 08536

Custodian
The Bank of New York Mellon
New York, NY 10286

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective September 15, 2010, John M. Perlowski became
President and Chief Executive Officer of the Series.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. The Fund’s Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
http://www.blackrock.com or by calling (800) 441-7762 and (2) on the
SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at

http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

28 BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regula-
tions require BlackRock to provide you with additional or different privacy-
related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your trans-
actions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the information.
BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund		BlackRock Natural Resources Trust
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio		BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund		BlackRock Science & Technology
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*		Opportunities Portfolio
BlackRock Capital Appreciation Fund	BlackRock International Fund		BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Value Fund		BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund		BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
Fixed Income Funds
BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†		BlackRock Multi-Sector Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Short-Term Bond Fund
BlackRock Floating Rate Income Portfolio	BlackRock Intermediate Government		BlackRock Strategic Income
BlackRock GNMA Portfolio	Bond Portfolio		Opportunities Portfolio
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund
BlackRock Income Portfolio†	BlackRock Managed Income Portfolio
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund		BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2010	2035	Retirement	2040
Moderate Prepared Portfolio	2015	2040	2020	2045
Growth Prepared Portfolio	2020	2045	2025	2050
Aggressive Growth Prepared Portfolio	2025	2050	2030	2055
	2030		2035

* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at

www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

30 BLACKROCK MID CAP VALUE OPPORTUNITIES FUND

JULY 31, 2010

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless

accompanied or preceded by the Fund’s current prospectus.

Past performance results shown in this report should not

be considered a representation of future performance.

Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less

than their original cost. Statements and other information

herein are as dated and are subject to change.

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities
Series, Inc.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value
Opportunities Series, Inc.

Date: October 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value
Opportunities Series, Inc.

Date: October 6, 2010

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value
Opportunities Series, Inc.

Date: October 6, 2010